OGIS

NEW YORK

ipaa Oil & Gas Investment Symposium

ROSETTA

Rosetta Resources Inc.
RANDY L. LIMBACHER - APRIL 12, 2010

Forward-Looking Statements
All statements, other than statements of historical fact, included in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions, which are more fully described in Rosetta Resources Inc.'s Annual Report on Form 10-K and Quarterly Reports on
Form 10-Q filed with the Securities and Exchange Commission. These risks, uncertainties and assumptions could cause actual results to differ materially from those described in the forward-looking statements.
Rosetta assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.
Cautionary Statement Concerning Resources
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the
SEC, to disclose only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible by application of development projects to known accumulations. We may use certain terms in this presentation, such as “Risked Project Inventory,” “Project Counts,” “Net Risked
Resources”, “Total Resources”, and “Unrisked Potential” that the SEC's guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized.

• Company Overview
• Selective Asset Overview
 • Stacked Pay in Sacramento Basin
 • Lobo Trend in South Texas
 • Niobrara Chalk in DJ Basin
 • Eagle Ford Shale in South Texas
 • Bakken Shale in Alberta Basin
• 2010 Expectations
Agenda

• Rosetta Resources Inc. (NASDAQ: ROSE) was formed in June 2005 to acquire the domestic oil and natural gas business formerly owned by Calpine Corporation
 • Headquartered in Houston, Texas
 ▪ Technical and field offices in Denver, CO, Laredo, TX and Rio Vista, CA
 • We have grown by developing and exploring unconventional resources in the Lower 48
 • Our primary focus areas for exploitation are the Sacramento Basin, the Rocky Mountains and South Texas
 • One of our key plays for exploitation is the Eagle Ford Shale in South Texas
 • One of our key plays for exploration is the Bakken Shale in the Alberta Basin of Montana
• Today, Rosetta has a high quality, diversified proved asset base
 • Proved reserves of 351 Bcfe as of 12/31/2009¹
 • 75% proved developed; 85% gas
 • 2009 production of 139 MMcfe/d, with increasing percentage of liquids
 • 2009 F&D cost of $2.22/Mcfe
 • 695,000 net acres (900,000 gross); including approximately 280,000 net acres under exploration option in
 Alberta Bakken
 • Project count of over 2,600 net identified drilling opportunities
• We have significant potential from low geological risk resource positions
 • Total resources of 899 Bcfe²
 • Over 61,000 net acres in Eagle Ford Trend of South Texas
 • Inception to date, we have drilled 9 horizontal wells and currently have 2 rigs running
 • Over 280,000 net acres in Alberta Basin
 • Inception to date, we have drilled 3 delineation wells confirming oil present in Banff, Bakken, Three Forks, and Nisku
Company Overview
¹ Estimated proved reserves of 412 Bcfe under prior SEC rules
² Total resources includes net risked Probable and Possible reserves and 86 Bcfe of PUD’s

Company Overview (cont.)
• Rosetta has substantial operating control of its reserve base
 • 87% of proved reserves are operated by Rosetta
 • High working interest in properties
 • High percentage of legacy acreage is held by production
 • Recently acquired acreage is early in term
• Prudent and conservative financial management
 • Since 2007, debt to book cap < 40% and debt to LTM EBITDAX < 1.75x
 • Maintained > $200MM in liquidity since 2008
 • Hedge to protect downside, capital budget activities and key strategic initiatives
 • Modest non-core asset sale program to generate cash flow

200
160
120
80
40
0
MMcfe/d
Core production CAGR: 7.5%
16
24
12
110
123
127
2007
2008
2009
Core
Offshore/State Waters

1,000,000
750,000
500,000
250,000
0
Net acres
Core net acreage CAGR: 36.7%
88,747
78,871
85,829
311,302
306,525
351,928
230,000
230,000
2007
2008
2009
Core-Bakken
Core
Offshore/State Waters

500
250
0
$245
$300
$290
2007
2008
2009

1,000
750
500
250
0
2008
2009

Average Daily Production
Acreage Position
Total Resources¹
125
147
139
400,049
615,396
667,757
299
899
(Bcfe)
¹ Total resources includes net risked Probable and Possible reserves and 86 Bcfe of PUD’s
Total Debt
($MM)
Historical Performance

San Juan Basin
Legacy asset
New play entry
Non-core asset
Headquarters

Pinedale
South Texas
Texas State Waters
GOM
Asset Summary
Proved Reserves	351 Bcfe
% Proved Developed	75%
% Gas	85%
Proved PV -10	$465MM
Net Annual Production	51 Bcfe
Net Acreage*	667,757
Total Resources¹	899 Bcfe
Net drilling locations	2,480
Sacramento Basin
Proved Reserves	90 Bcfe
% Proved Developed	84%
% Gas	100%
Proved PV -10	$113MM
Net Annual Production	16 Bcfe
Net Acreage	60,269
DJ Basin
Proved Reserves	29 Bcfe
% Proved Developed	89%
% Gas	99%
Proved PV -10	$15MM
Net Annual Production	3 Bcfe
Net Acreage	101,796
San Juan Basin
Proved Reserves	18 Bcfe
% Proved Developed	96%
% Gas	100%
Proved PV -10	$11MM
Net Annual Production	2 Bcfe
Net Acreage	19,773
Sacramento Basin
Other Areas
Proved Reserves	63 Bcfe
% Proved Developed	97%
% Gas	80%
Proved PV -10	$102MM
Net Annual Production	10 Bcfe
Net Acreage*	316,829
DJ Basin
Alberta Basin
Eagle Ford
¹ Total resource potential includes net risked Probable and Possible reserves and 86 Bcfe of PUD’s
* Includes 230,000 net acres under exploration option
South Texas (Lobo, Perdido, Olmos)
Proved Reserves	108 Bcfe
% Proved Developed	77%
% Gas	81%
Proved PV -10	$180MM
Net Annual Production	20 Bcfe
Net Acreage	116,333
South Texas (Eagle Ford)
Proved Reserves	43 Bcfe
% Proved Developed	4%
% Gas	52%
Proved PV -10	$43MM
Net Annual Production	0.4 Bcfe
Net Acreage	52,757
Rosetta Asset Overview
(as of 12/31/2009)

Sacramento Basin Province
California
4N 3E
3N 3E

Gas Zones
TERTIARY
CRETACEOUS
MIO.-PLIO.-PLEIST.
OLIG.
EOCENE
PALEOCENE
UPPER
UNDIFFERENTIATED NON-MARINE
MARKLEY GORGE FILL
SIDNEY
MARKLEY
NORTONVILLE
EMIGH
CAPAY
HAMILTON
MEGANOS
ANDERSON
MARTINEZ
McCORMICK
MOKELUMNE
BUNKER
STARKEY
PETERSEN
K-1
WINTERS

• Discovered in 1936
• One of California’s most prolific
 natural gas fields
• 16 known producing horizons in the
 basin
• 3.7 Tcfe produced to date
• Rio Vista Field is the largest onshore
 natural gas field in California
• Rio Vista Field is one of the 15 largest
 natural gas fields in the United States
• Region has established natural gas
 gathering and pipeline infrastructure
Asset Overview
Sacramento Basin: General Description
Depth Range
2,500 - 13,000’
Recompletion Targets

4N 3E
3N 3E

4N 3E
3N 3E
IP
(Mcfd)
>1000
> 500
> 100
< 100

Net Production- MMcfe/d
50
45
40
35
30
Base + Wedge
Base
7/8/2009
7/20/2009
8/3/2009
8/17/2009
8/31/2009
9/14/2009
9/28/2009
10/12/2009
10/28/2009
11/9/2009
11/29/2009
12/7/2009
12/21/2009

2009 recomplete
2010 recomplete
Recompletion Program
By Year
By Recovery
Rio Vista, California
Recompletion Program - Year End 2009
Date
Asset Overview
Sacramento Basin: Low Cost Success

Sligo Shelf Margin
Charamousca
Salt Dome
Moca
Salt Dome
Webb
SCR
3-D
Pescadito
Salt Dome
Generalized
Lobo Fault Trends
S-R LaPerla
3-D
Collapse
Upper Wilcox Growth Fault Trend
Wilcox Depo
(Mesozoic Se
Cretaceous
Lower
NW-SE Anticlines
(Paleocene-Laramide
Compression)
Zapata
Jim Hogg
Lobo Trend
Zapata Wrench
Zone (Jurassic)

 Rosetta acreage
• We have approximately 90,000 net acres
 in the South Texas Lobo Trend
 • 255 operated producing wells and 470
 square miles of 3-D seismic data
 • Currently re-mapping SCR using new 3-D
 data received in-house late in 12/09
 • Majority of acreage is 100% owned and
 operated; working interest ranges from
 50% to 100%
• In 2009 we drilled 21 successful wells in
 the Lobo Trend
• For the year ended 12/31/09, average net
 daily production was 44.1 MMcfe/d
Asset Overview
South Texas: Lobo Trend

Legend
Montana
Wyoming
South Da
Utah
Colorado
USGS Continuous Oil Area
USGS Continuous Gas Area
Fractured Chalk Area
SE Green R Basin Oil
North Park Basin Oil
Piceance Basin Gas
Shallow Biogenic Gas
E
E'

Niobrara Field Distribution, play areas, outcrops, SE Edge Codell Sst., 1st and 2nd Frontier Shorelines and location of Upper Cret. Niobrara cross-section E-E' (see reference section in text for data sources).

Asset Overview
DJ Basin: Niobrara Chalk Play
• We have approximately 100,000 net
 acres
• 154 square miles of 3-D seismic data
• In the low commodity prices during
 2009, we chose not to drill and focused
 our efforts on resource assessment
• Commenced a 105-well drilling program
 in the first quarter of 2010

Mmcfpd
Well Count
Gas production, MMcf/d
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
200
180
160
140
120
100
80
60
40
20
0

12/31/2006
12/31/2007
12/31/2008
1/01/2006
12/31/2009
Dec. 2009: 11.3 MMcf/d
Well count: 173
Asset Overview
DJ Basin: Efficient Production Growth

Asset Overview
South Texas: Eagle Ford Shale Play

TEXAS
Balcones Fault Zone
San Marcos Arch
Luling Fault Zone
Frio River Line
Zavala Syncline
Chittum Anticline
Rio Grande Syncline
Atascosa
Karnes Trough
Lower Cretaceous Shelf Margin
Updip Eagle Ford
Downdip Eagle Ford
Edwards Shelf Margin
Sligo Shelf Margin
Gates Ranch #9-5
Springer Ranch #1

Initial Rosetta Wells
Industry Activity
• We have accumulated approximately
 67,000 gross and 61,000 net acres
• Average working interest of 90-100%
• At year-end 2009, we had drilled and
 completed 2 horizontal wells
• For the quarter ended 12/31/09 our
 average net daily production was 4.3
 MMcfe/d
• 2010 to date: we have drilled or spud 9
 horizontal wells
• Currently, we have 2 drilling rigs running
Asset Overview
South Texas: Eagle Ford Shale Play

Gates Map – Rosetta Wells
Chesapeake ENERGY
Anadarko
ST. MARY LAND & EXPLORATION COMPANY
ROSE A #2
13-1287
1-2
ROSE B 1-1
7-7A
9-5
6-6A
6-12
7-15
3-19
4-18
ROSE A #1
ROSE B 2-24
3-21
ROSE B 2-23
ROSE B 1-23
Producing Well
Drilled Well
Drilling Well
Upcoming Well
Water Supply Well

Gates Ranch Area¹
• Areal extent
 •  9 miles N/S & 9 miles E/W
 •  29,500 net acres
• Rosetta Resources operated
 • 100% WI
 • 75% NRI
• Unrisked original resource in place
 • 11.3 Tcfe @ 245 Bcfe per section
• Unrisked EUR potential
 • 160 acre development
 • 185 net well locations
 • 555 net Bcfe @ 4 Bcfe gross EUR
 • 5% recovery of resource-in-place
 • 80 acre development
 • 369 net well locations
 • 1.1 net Tcfe @ 4 Bcfe gross EUR
 • 10% recovery of resource-in-place
¹ Includes a 3,600 net acre lease 8 miles to the North
Asset Overview
South Texas: Eagle Ford Shale Play

Rosetta
RESOURCES OPERATING LP
LEASE NO. 7083670914
TRIBAL RIVERBEND 12-13H
SW SW. SEC. 12-T37N-R9W
BLACK FEET INDIAN TRIBE

Asset Overview
Alberta Basin: Bakken Play

Toole County
Liberty County
Glacier County
Shelby
Pondera County
Flathead County
Teton County
Chouteau County
Cascade County
Rosetta Drilled Well
Rosetta Location (staked/permitted)
Havre
Glacier Nat'l. Pk.
Clark Fork
Flathead Lk.
Missouri
Ft. Peck Lake
Yellowstone
ROCKY MTS.
Great Falls
MONTANA
Missoula
HELENA
Anaconda
Butte
Billings
Bozeman
Jefferson
Yellowstone Nat'l. Pk.
SOUTH DAKOTA

GR/Caliper
Density/Neutron Porosity
Lodgepole Fm.
Upper Shale
TARGET
BAKKEN 45 FT
Three Forks Fm.
0 (API Units) 100 30 20 10 0%

GR/Caliper
Density/Neutron Porosity
LODGEPOLE FM
Shale
Upper Shale Mbr
Arg. Dolomite
Sandstone/Limestone
Middle Mbr
Limestone, Sltst (var arg)
BAKKEN 135 FT
Lower Shale Mbr
"SANISH"
THREE FORKS FM
0 (API Units) 100 30 20 10 0%

Cut
Bank
Williston Basin Analogs
Elm Coulee
Nesson Anticline
Alberta Basin Bakken Shale
Early Mover into a Williston Basin Analog Play

• Alberta Basin Bakken specifics
 • The Bakken is a Devonian Shale oil play located in
 northwestern Montana
 • Williston Basin analog
 • Depths ranging from 4,500’ to 7,500’ TVD
 • Over-pressured reservoirs
• Rosetta’s current Bakken position:
 • 280,000 undeveloped net acres
 • 13 - 15 MMBoe per square mile of resource in place
• Rosetta’s assessment to date:
 • Drilled 3 exploratory delineation wells
 • 2 wells on strike 28 miles apart
 • 1 well 8 miles downdip
 • Confirmed significant oil hydrocarbons in place
 • Banff (Lodgepole)
 • Bakken
 • Three Forks
 • Nisku
 • Planned continued resource assessment in 2010
Asset Overview
Alberta Basin Bakken: Establishing Commerciality

Financial Strategy
• Conservative and disciplined approach to financial management
• Actively manage and monitor use of debt
 • Debt to book cap < 40%
 • Debt to EBITDAX < 1.75x
 • Maintain high level of liquidity throughout cycles
• Selective hedging program with 55,000 MMBtu/d hedged in
 2H’10 and 50 MMBtu/d hedged in 2011
1 Adjusted for the high yield offering

• High quality, geographically diverse asset base
• High percentage of production in premium markets
• Legacy asset base requires low levels of capital to maintain core production;
 approximately $100MM per year
• 880 Bcfe of total resource that can be produced at a favorable cost
• Operate 87% of proved reserves
• Contiguous positions in basins facilitate low cost development
• High drilling success rate
• Skilled unconventional driller, utilizing similar proven technology across entire resource base
High degree of
operational
control
Diversified
asset base
Experienced
management
team
• Experienced management team with an average of 30 years of industry experience and a proven track record in asset plays that are key to Rosetta’s strategy
• Proven technical and land personnel with ability to leverage new and developing technological resources
Key Investment Considerations

Rosetta Resources
What to expect in 2010…
• Disciplined Capital Spending
 • $280 million capital program
 • High return / high value programs receive majority of funding
• Production Growth
 • Annual production rate of 145 to 155 MMcfe/d
• Reserve Growth
 • Double digit reserve replacement rate
• Inventory Growth
 • Continued resource assessment of all core assets
 • Continued development of the Eagle Ford
 • Continued delineation and assessment of the Alberta Bakken
 • Continued identification and capture of new assets with upside